AMENDMENT NO. 3 TO CREDIT AGREEMENT, DATED AS OF AUGUST 23, 1996


                  This Amendment No. 3 (this "Amendment"), dated as of June 30, 1998, is made by and among ALLIED PRODUCTS CORPORATION, a Delaware corporation (the "Company"), the financial institutions party hereto (the "Banks"), and Bank of America National Trust and
Savings Association (as successor by merger to Bank of America
Illinois), as agent for the Banks (in such capacity, the "Agent").
Terms defined in the Credit Agreement shall have the same respective meanings when used herein and the provisions of Section
13 of the Credit Agreement shall apply, mutatis mutandis, to this Amendment.

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the parties hereto are parties to that certain Amended and Restated Credit Agreement, dated as of August 23, 1996,
(as amended or modified and in effect on the date hereof, the "Existing Credit Agreement" and as amended and modified by this Amendment, the "Credit Agreement");

                  WHEREAS, the Company has requested that the Banks and the Agent agree to amend and modify the Existing Credit Agreement as described herein; and

                  WHEREAS, the Banks and the Agent are willing to amend and modify the Existing Credit Agreement on the terms and conditions contained herein;

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which is hereby acknowledged), the parties hereto, intending legally to be bound, hereby agree as follows:

                  1.       Amendments.  Subject to the satisfaction of the
                           -----------
conditions precedent set forth in Section 5 below, the Existing
Credit Agreement is hereby amended as follows:

                  (a) Section 1.1.3 of the Existing Credit Agreement shall be amended by deleting each reference to $125,000,000 contained therein and replacing it with $145,000,000.

                  (b) Section 5.3 is deleted in its entirety and replaced with the following:





                          "SECTION 5.3  Upper Usage Fee.  The Company agrees
                  to pay an upper usage fee of 1/8 of 1% per annum on the amount by which the average daily used amount of the total Commitment exceeds $75,000,000 and an upper usage fee of 1/4 of 1% per annum on the amount by which the average daily used amount of the total Commitment exceeds $125,000,000. Any such upper usage fee shall be payable in arrears on the last day of each Fiscal Quarter and on the Revolving Termination Date for any period then ending for which such upper usage fee shall not have been theretofore paid. Any upper usage fee shall be computed for the actual number of days elapsed on the basis of a year of 360 days."

                  (c) Section 6.1 of the Existing Credit Agreement shall be amended by (i) inserting "(a)" at the beginning thereof and replacing the "." at the end thereof with "; and" and (ii) adding a new paragraph (b) thereto which shall read in its entirety as follows:

                           "(b) the aggregate Commitments of the Banks shall be
                  automatically and permanently reduced, pro rata, in an amount sufficient to reduce the aggregate Commitments of the Banks to $100,000,000 on March 1, 1999."

                  (d) Section 10.6 of the Existing Credit Agreement is deleted in its entirety and replaced with the following:

                           "SECTION 10.6  Funded Debt/Operating Cash Flow
                                          -------------------------------
                  Ratio.  Not permit the ratio ("Funded Debt/Operating Cash
                  ------
                  Flow Ratio") of (x) Consolidated Total Funded Debt to (y) Consolidated Operating Cash Flow during any period of four consecutive Fiscal Quarters to exceed the ratio of 3.25:1:00 for any Fiscal Quarter ending on or prior to March 31, 1999, and 3.00:1.00 for each Fiscal Quarter thereafter."

                  (e) Section 10.19 of the Existing Credit Agreement is amended by deleting the number $75,000,000 therefrom and replacing it with $100,000,000.

                  (f) The definition of Revolving Termination Date set forth in Section 13 of the Existing Credit Agreement shall be deleted in its entirety and replaced with the following:

                           "Revolving Termination Date shall mean September 30,
                           ---------------------------
                  2000; provided that such date may be extended by the Banks, in their sole and absolute discretion, until September 30, 2001 upon the written request by the Company to the Agent no later than June 30, 2000.






                  Nothing contained herein shall be deemed to require the Banks to extend the Revolving Termination Date."

                  (g) Exhibit A to the Existing Credit Agreement is deleted in its entirety and replaced with Exhibit A attached hereto.

                  2.       Documents Remain in Effect.  Except as amended and
                           ---------------------------
modified by this Amendment, the Existing Credit Agreement remains in full force and effect and the Company confirms that its representations, warranties, agreements and covenants contained in, and obligations and liabilities under, the Credit Agreement and each of the other Loan Documents are true and correct in all material respects as if made on the date hereof, except where such representation, warranty, agreement or covenant speaks as of a specified date.

                  3.       References in Other Documents.  References to the
                           ------------------------------
Existing Credit Agreement in any other document shall be deemed to include a reference to the Credit Agreement, whether or not reference is made to this Amendment.

                  4.       Representations.  The Company hereby represents and
                           ----------------
warrants to the Banks and the Agent that:

                  (a) The execution, delivery and performance of this Amendment and the Restated Notes (as hereinafter defined) are within the Company's corporate authority, have been duly authorized by all necessary corporate action, have received all necessary consents and approvals (if any shall be required), and do not and will not contravene or conflict with any provision of law or of the Certificate of Incorporation or By-laws of the Company or its Subsidiaries, or of any other agreement binding upon the Company or its Subsidiaries or their respective property;

                  (b)      This Amendment and the Restated Notes
         constitute the legal, valid, and binding obligations of the Company, enforceable against the Company in accordance with its terms; and

                  (c) no Default has occurred and is continuing or will result from this Amendment or the Restated Notes.

                  5.       Conditions Precedent.  The effectiveness of this
                           ---------------------
Amendment is subject to the receipt by the Agent of each of the following, each appropriately completed and duly executed as required and otherwise in form and substance satisfactory to the
Agent:






                 (a) Certified copies of resolutions of the Board of Directors of the Company authorizing or ratifying the execution, delivery and performance by the Company of this Amendment and the Restated Notes;

                  (b) A certificate of the President or a Vice-President of the Company that all necessary consents or approvals with respect to this Amendment and the Restated Notes have been obtained;

                  (c) A certificate of the Secretary or Assistant Secretary of the Company, certifying the name(s) of the officer(s) of the Company authorized to sign this Amendment, the Restated Notes and the documents related hereto on behalf of the Company;

                  (d) Restated Revolving Notes, in the form attached hereto as Exhibit B, payable to the order of each Bank in principal amount equal to such Bank's aggregate Commitment;

                  (d) An opinion of Mark Standefer covering those matters set forth in clauses (a) and (b) of Section 4 and such other legal matters as the Agent or its counsel may request; and

                  (e) Such other instruments, agreements and documents as the Agent may reasonably request, in each case duly executed as required and otherwise in form and substance satisfactory to the Banks.

                  6.       Miscellaneous.
                          ---------------

                  (a) Section headings used in this Amendment are for convenience of reference only, and shall not affect the construction of this Amendment.

                  (b) This Amendment and any amendment hereof or supplement hereto may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same agreement.

                  (c) This Amendment shall be a contract made under and governed by the internal laws of the State of Illinois, without giving effect to principles of conflicts of laws.

                  (d) All obligations of the Company and rights of the Banks and the Agent, that are expressed herein, shall be in addition to and not in limitation to those provided by applicable law.

                  (e) Whenever possible, each provision of this Amendment and the Restated Notes shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Amendment or the Restated Notes shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment or the Restated Notes.

                  (f) This Amendment and the Restated Notes shall be binding upon the Company, the Banks and the Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Agent and their respective successors and assigns.








                 IN WITNESS WHEREOF, the parties hereto have caused the execution and delivery hereof by their respective representatives thereunto duly authorized as of the date first herein appearing.


                                           ALLIED PRODUCTS CORPORATION


                                           By:    /S/ Richard A. Drexler
                                           -----------------------------
                                           Name:      Richard A. Drexler
                                           -----------------------------
                                           Title:     Chairman & CEO
                                           -------------------------



                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION (as successor by
                                           merger to Bank of America Illinois),
                                           as Agent


                                           By:    /S/ David A. Johanison
                                           -----------------------------
                                           Name:      David A. Johanison
                                           -----------------------------
                                           Title:     Vice President
                                           -------------------------



                                           BANK OF AMERICA NATIONAL TRUST AND
                                           SAVINGS ASSOCIATION (as successor by
                                           merger to Bank of America Illinois),
                                           in its individual corporate capacity


                                           By:    /S/ Rob Ritter
                                           ---------------------
                                           Name:      Rob Ritter
                                           ---------------------
                                           Title:     Vice President
                                           -------------------------


                                           LASALLE NATIONAL BANK


                                           By:    /S/ Mary Lou Bartlett
                                           ----------------------------
                                           Name:      Mary Lou Bartlett
                                           ----------------------------
                                           Title:     Vice President
                                           -------------------------








                                                   EXHIBIT A

                                        COMMITMENT LIMITS AND PERCENTAGES





                          Column I:              Column II:               Column III:              Column IV:
                          Amount of              Amount of Letter         Total Amount of
Name of Bank              Revolving Loan         of Credit                Commitments              Percentage
                          Commitment             Commitment
BANK OF AMERICA           $101,500,000           $14,000,000              $101,500,000                 70%
NATIONAL TRUST AND
SAVINGS ASSOCIATION
LASALLE NATIONAL BANK     $ 43,500,000           $ 6,000,000              $ 43,500,000                  30%
                          ------------           -----------              ------------              -----------
            TOTALS        $145,000,000           $20,000,000              $145,000,000                 100%









                                    EXHIBIT B

                                     FORM OF
                             RESTATED REVOLVING NOTE


$ __________________                                             June __, 1998
                                                             Chicago, Illinois


         On or before the Revolving Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of __________________ at the principal office of __________________________ (the "Bank"), in
Chicago, Illinois _______________ Dollars ($_______) or, if less, the aggregate unpaid amount of all Revolving Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

         The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan evidenced hereby from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

         This Restated Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of August 23, 1996, as amended (herein, as further amended or otherwise modified from time to time, called the "Credit Agreement"), between the undersigned, various banks (including the payee) and Bank of America National Trust and Savings Association, as agent for the Banks, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Restated Revolving Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

         In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Restated Revolving
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         This Restated Revolving Note is made under and governed by the internal laws of the State of Illinois.







        This Restated Revolving Note is issued in replacement of a Revolving Note issued pursuant to the Credit Agreement. The indebtedness evidenced by this Note represents an extension and renewal of indebtedness owing to the payee.


                                                ALLIED PRODUCTS CORPORATION



                                                By: ___________________________
                                                Title: ________________________









Schedule Attached to Restated Revolving Note dated June 30, 1998 of THE COMPANY payable to the order of

Date and Amount   Date and Amount
of Revolving      of Repayment or
Loan or of        of Conversion
Conversion from   into another                     Unpaid         Notation Made
another type of   type of             Interest     Principal      by
Revolving Loan    Revolving Loan      Period       Balance

                             1. FLOATING RATE LOANS

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

                               2. EURODOLLAR LOANS

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________






                            RESTATED REVOLVING NOTE


$ 101,500,000                                                    June 30, 1998
                                                             Chicago, Illinois


         On or before the Revolving Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of Bank of America National Trust and Savings Association (the "Bank"), at its office located at 231 South LaSalle Street, Chicago, Illinois, One Hundred One
Million Five Hundred Thousand Dollars ($101,500,000) or, if less, the aggregate unpaid amount of all Revolving Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

         The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan evidenced hereby from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

         This Restated Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of August 23, 1996, as amended (herein, as further amended or otherwise modified from time to time, called the "Credit Agreement"), between the undersigned, various banks (including the payee) and Bank of America National Trust and Savings Association, as agent for the Banks, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Restated Revolving Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

         In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Restated Revolving
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         This Restated Revolving Note is made under and governed by the internal laws of the State of Illinois.








         This Restated Revolving Note is issued in replacement of a Restated Revolving Note issued pursuant to the Credit Agreement on December 31, 1997. The indebtedness evidenced by this Note represents an extension and renewal of indebtedness owing to the payee.


                                             ALLIED PRODUCTS CORPORATION



                                             By: ___________________________
                                             Title: ________________________








chedule Attached to Restated Revolving Note dated June 30, 1998 of THE

Schedule Attached to Restated Revolving Note dated June 30, 1998 of THE COMPANY payable to the order of Bank of America National Trust and Savings Association

Date and Amount    Date and Amount
of Revolving       of Repayment or
Loan or of         of Conversion
Conversion from    into another                    Unpaid        Notation Made
another type of    type of             Interest    Principal     by
Revolving Loan     Revolving Loan      Period      Balance

                             1. FLOATING RATE LOANS

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

                               2. EURODOLLAR LOANS

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________






                            RESTATED REVOLVING NOTE


$ 43,500,000                                                     June 30, 1998
                                                             Chicago, Illinois


         On or before the Revolving Termination Date (as defined in the Credit Agreement referred to below), the undersigned, for value received, promises to pay to the order of LaSalle National Bank
(the "Bank"), at its offices located at 120 South LaSalle Street, Chicago, Illinois 60603, Forty-Three Million Five Hundred Thousand Dollars ($43,500,000) or, if less, the aggregate unpaid amount of all Revolving Loans made by the payee to the undersigned pursuant to the Credit Agreement (as shown in the records of the payee or, at the payee's option, on the schedule attached hereto and any continuation thereof).

         The undersigned further promises to pay interest on the unpaid principal amount of each Revolving Loan evidenced hereby from the date of such Revolving Loan until such Revolving Loan is paid in full, payable at the rate(s) and at the time(s) set forth in the Credit Agreement. Payments of both principal and interest are to be made in lawful money of the United States of America.

         This Restated Revolving Note evidences indebtedness incurred under, and is subject to the terms and provisions of, the Amended and Restated Credit Agreement, dated as of August 23, 1996, as amended (herein, as further amended or otherwise modified from time to time, called the "Credit Agreement"), between the undersigned, various banks (including the payee) and Bank of America National Trust and Savings Association, as agent for the Banks, to which Credit Agreement reference is hereby made for a statement of the terms and provisions under which this Restated Revolving Note may or must be paid prior to its due date or may have its due date accelerated. Terms used but not otherwise defined herein are used herein as defined in the Credit Agreement.

         In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all reasonable expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this Restated Revolving
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         This Restated Revolving Note is made under and governed by the internal laws of the State of Illinois.








         This Restated Revolving Note is issued in replacement of a Restated Revolving Note issued pursuant to the Credit Agreement on December 31, 1997. The indebtedness evidenced by this Note represents an extension and renewal of indebtedness owing to the payee.


                                               ALLIED PRODUCTS CORPORATION



                                               By: ___________________________
                                               Title: ________________________








chedule Attached to Restated Revolving Note dated June 30, 1998 of THE COMPANY payable to the order of LaSalle National Bank

Date and Amount    Date and Amount
of Revolving       of Repayment or
Loan or of         of Conversion
Conversion from    into another                     Unpaid       Notation Made
another type of    type of             Interest     Principal    by
Revolving Loan     Revolving Loan      Period       Balance

                             1. FLOATING RATE LOANS

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

                               2. EURODOLLAR LOANS

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________

___________________________________________________________________________